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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   September 19, 1997


                    WINDSOR REAL ESTATE INVESTMENT TRUST 8
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            (Exact name of registrant as specified in its charter)


      California                     33-44206                    33-6109499
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   (State or other               (Commission File              (IRS Employer
    jurisdiction of                   Number)                Identification No.)
    incorporation)



         6430 South Quebec Street, Englewood, CO               80111
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        (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code:     (303) 741-3707
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Item 1.  Changes in Control of Registrant
         --------------------------------

On September 19, 1997, The Windsor Corporation, the Advisor to Windsor Real Estate Investment Trust 8 (the "REIT") merged with a wholly-owned subsidiary of Chateau Communities, Inc. The Windsor Corporation remains the Advisor to the REIT.

As a result of the merger, the directors of the REIT now are Gary P. McDaniel, Kenneth Pinder and Richard Ray.

Chateau, previously known as ROC Communities, Inc. until its merger this year with Chateau Communities, Inc., has been responsible for the day-to-day management of all the Windsor Communities since 1991.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     WINDSOR REAL ESTATE INVESTMENT TRUST 8
                                     --------------------------------------
                                                 (Registrant)



                                     By /s/ Steven Waite
                                        --------------------------------------
                                        STEVEN WAITE
                                        President



Date:  October 2, 1997


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